                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ___________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              May 2, 2002
                                                   -----------------------------

                             Standard Pacific Corp.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

              Delaware                        001-10959                           33-0475989
-----------------------------------------------------------------------------------------------------------
  (State or other jurisdiction of       (Commission file number)      (IRS employer identification no.)
           incorporation)


15326 Alton Parkway, Irvine, California                                      92618
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(Address of principal executive offices)                                     (Zip code)


Registrant's telephone number, including area code      (949) 789-1600
                                                    ----------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         In connection with the public offering of common stock described immediately below, Standard Pacific Corp. (the "Company") is hereby filing certain exhibits. See "Item 7. Exhibits."

         On January 11, 2001, the Company filed, pursuant to Rule 415 under the Securities Act of 1933, as amended, a registration statement on Form S-3 (File No. 333-52732), including a prospectus which, as amended, was declared effective on January 16, 2001. On May 3, 2002, the Company filed a prospectus supplement, dated May 2, 2002, relating to the underwritten public offering of up to 4,025,000 shares (the "Shares") of the Company's common stock, $.01 per share (the "Common Stock"), consisting of (a) up to 2,825,000 shares of Common Stock to be issued and sold by the Company (including 325,000 shares for which the underwriters have been granted an over-allotment option), and (b) up to 1,200,000 shares of Common Stock to be sold by the selling stockholders indicated in the prospectus supplement (including 200,000 shares for which the underwriters have been granted an over-allotment option).


Item 7.  Exhibits.

         (c)   Exhibits:

         The following exhibits are filed with this report on Form 8-K:

         Exhibit No.                              Description
         -----------                              -----------

         1.1 Underwriting Agreement, dated May 2, 2002, by and among the Company, the selling stockholders listed therein and the underwriters listed on the first page thereof with respect to the issuance and sale of the Shares.

         5.1 Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the legality of the Shares.

         23.1 Consent of Gibson Dunn & Crutcher LLP (included as part of Exhibit 5.1).

                                       2

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2002

                                     STANDARD PACIFIC CORP.


                                     By:  /s/ Clay A. Halvorsen
                                          --------------------------------------
                                          Clay A. Halvorsen
                                          Senior Vice President, General Counsel
                                            and Secretary

                                       3

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EXHIBIT INDEX
-------------

Exhibit No.                           Description
-----------                           -----------

1.1 Underwriting Agreement, dated May 2, 2002, by and among the Company, the selling stockholders listed therein and the underwriters listed on the first page thereof with respect to the issuance and sale of the Shares.

5.1 Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the legality of the Shares.

23.1           Consent of Gibson Dunn & Crutcher LLP (included as part of
               Exhibit 5.1).

                                       4